UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2007

Activant Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-49489 (Commission File Number)	94-2160013 (IRS Employer Identification No.)
7683 Southfront Road
Livermore, California 94551
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code: (925) 449-0606

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statement and Exhibits.
SIGNATURE
Offer Letter

Item 1.01 Entry into a Material Definitive Agreement.
          The information contained in Item 5.02 below is incorporated by reference into this Item 1.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On March 19, 2007, Activant Solutions Inc. entered into an offer letter agreement with Kathleen Crusco for the position of Senior Vice President and Chief Financial Officer, with an effective start date of May 3, 2007.
          Ms. Crusco, age 42, currently serves as Vice President, Worldwide Finance at Polycom, Inc. From January 2002 to March 2005, Ms. Crusco served as Polycom’s Vice President, Worldwide Controller. In addition, Ms. Crusco was the Principal Accounting Officer at Polycom, Inc. from August 2002 to March 2005. From April 1999 to January 2002, Ms. Crusco served in various positions at Documentum, Inc., including Vice President of Finance and Accounting and Corporate Controller. From July 1997 to April 1999, Ms. Crusco served as Director of Finance at Adaptec, Inc. Ms. Crusco began her career in 1987 at Price Waterhouse LLP, where she held various positions from July 1987 to July 1997, including that of Senior Audit Manager. Ms. Crusco holds a Bachelor of Science in Business Administration from California State University, Chico, with a concentration in Accounting and is a licensed Certified Public Accountant in California.
          Pursuant to Ms. Crusco’s offer letter, Ms. Crusco will receive an annual base salary of $290,000 and will be eligible to receive a target incentive bonus under the Activant Incentive Bonus Plan of $145,000. The offer letter also provides for (i) a stock option grant for 425,000 shares of common stock of our parent company, Activant Group Inc., or AGI, under the Activant Group 2006 Stock Incentive Plan, subject to customary approval by AGI’s board of directors and execution of a stock option agreement; (ii) a signing bonus of $100,000, to be paid within 90 days of the commencement of her employment, which Ms. Crusco must reimburse in full if she voluntarily terminates her employment with us prior to 12 months from her start date, and (iii) severance of (A) nine months of base salary, (B) nine-months pro-rated target incentive bonus, and (C) nine months of COBRA payments in the event Ms. Crusco’s employment is involuntarily terminated by us without cause or if Ms. Crusco voluntarily terminated her employment for good reason.
          The foregoing summary of the material terms of the offer letter is qualified in its entirety by reference to the offer letter filed hereto as Exhibit 10.1.
Item 9.01 Financial Statement and Exhibits.
          (d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated as of March 19, 2007, by and between Activant Solutions Inc. and Kathleen Crusco

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVANT SOLUTIONS INC.
By:	/S/ TIMOTHY F. TAICH
Name:	Timothy F. Taich
Title:	Vice President and General Counsel

Date: March 22, 2007